As filed with the Securities and Exchange Commission on March 9, 1999
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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): March 8, 1999


                            PLAYBOY ENTERPRISES, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)

          DELAWARE                     1-6813                    36-2258830
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(State or other jurisdiction of   (Commission File             (IRS Employer
        incorporation)                 Number)               Identification No.)

680 NORTH LAKE SHORE DRIVE, CHICAGO, ILLINOIS                       60611
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   (Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code: (312) 751-8000
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                                 Not Applicable
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          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS

         Playboy Enterprises, Inc. (the "Company") and Spice Entertainment Companies, Inc. ("Spice") have entered into an amendment to the terms of their merger agreement. A copy of this amendment is attached as Exhibit 2.1. On March 8, 1999, the Company and Spice made an announcement regarding the closing of their merger. A copy of the press release of this announcement is attached as
Exhibit 99.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)  Financial statements of businesses acquired

              Not applicable.

         (b)  Pro forma financial information

              Not applicable.

         (c)  Exhibits

         Exhibit
         Number                         Description
         ------                         -----------
          2.1 Second Amendment to the Agreement and Plan of Merger, dated as of February 26, 1999, as amended as of November 16, 1998, by and among the Company, New Playboy, Inc., Playboy Acquisition Corp., Spice Acquisition Corp. and Spice.
          99         Press release, dated March 8, 1999, of the Company and
                     Spice.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        PLAYBOY ENTERPRISES, INC.


                                        By: /s/ Howard Shapiro
                                        ----------------------
                                        Name:   Howard Shapiro
                                        Title:  Executive Vice President,
                                                Law and Administration,
                                                General Counsel and Secretary

Dated:  March 9, 1999

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                                  EXHIBIT INDEX

                                                                            Page
                                                                            ----
2.1     Second Amendment to the Agreement and Plan of Merger, dated as        5
        of February 26, 1999, as amended as of November 16, 1998, by and among Playboy Enterprises, Inc., New Playboy, Inc., Playboy
        Acquisition Corp., Spice Acquisition Corp. and Spice
        Entertainment Companies, Inc.
99      Press release, dated March 8, 1999, of Playboy Enterprises, Inc.     10
        and Spice Entertainment Companies, Inc.

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